                      RELEASE OF SECURITY AGREEMENT COVERING
                      INTERESTS IN INVISION TECHNOLOGIES, INC.


     Silicon Valley Bank ("Secured Party"), hereby releases its security interest in the interests of InVision Technologies, Inc. in the trademarked works set forth on Schedule A attached hereto, created by that certain Intellectual Property Security Agreement executed by InVision Technologies, Inc. in favor of Secured Party recorded with the United States Patent and Trademark Office on March 4, 1997, in Reel/Frame 1560/0460.

Dated:  April 15, 1998                  SILICON VALLEY BANK


                                        By:  _______________________
                                        Name: ______________________
                                        Title: _____________________


                                   ACKNOWLEDGMENT

STATE OF CALIFORNIA      )
                         )ss.
COUNTY OF SANTA CLARA    )

     On ____________________ before me, ________________________, personally appeared ______________________, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.


_________________________________
Notary Public in and for said County and State


My Commission Expires ____________________________

                                      EXHIBIT "A"

                                      TRADEMARKS


Description                        Registration Number      Registration Date

Invision                           2,030,463                01/14/97

                      RELEASE OF SECURITY AGREEMENT COVERING
                      INTERESTS IN INVISION TECHNOLOGIES, INC.


     Silicon Valley Bank ("Secured Party"), hereby releases its security interest in the interests of InVision Technologies, Inc. in the patented works set forth on Schedule A attached hereto, created by that certain Intellectual Property Security Agreement executed by InVision Technologies, Inc. in favor of Secured Party recorded with the United States Patent and Trademark Office on March 4, 1997, in Reel/Frame 8376/0896.

Dated:  April 15, 1998                  SILICON VALLEY BANK


                                        By:  ________________________
                                        Name: ______________________
                                        Title: _______________________


                                   ACKNOWLEDGMENT

STATE OF CALIFORNIA      )
                         )ss.
COUNTY OF SANTA CLARA    )

     On ____________________ before me, ________________________, personally appeared ______________________, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.


_________________________________
Notary Public in and for said County and State


My Commission Expires ____________________________

                                     EXHIBIT "A"

                                       PATENTS

Description                                  Registration #   Registration Date

Automatic concealed object detection system  5,367,552        11/22/94
having a pre-scan stage

Automatic concealed object detection system  5,182,764        01/26/93
having a pre-scan stage

                                       2